                                                                    EXHIBIT 10.6

                                                                    CONFIDENTIAL

THIS WARRANT AND ALL SHARES OF WARRANT STOCK ISSUABLE HEREUNDER HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT.

             WARRANT TO PURCHASE COMMON STOCK OF EVANS SYSTEMS, INC.

Warrant No. __________                                          Houston, Texas
Date of Issuance: June __, 2002                    Number of Shares: 2,400,000
                                                        (subject to adjustment)

     This Certifies That, for value received, Tom Cain, an Arizona resident, or its permitted registered assigns (the "Holder"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time after June __, 2002 (the "Effective Date"), and before 5:00 p.m. Pacific Time on June __, 2020 (the "Expiration Date"), to purchase from Evans Systems, Inc., a Texas corporation (the "Company"), Two Million Four Hundred Thousand (2,400,000) shares of Warrant Stock of the Company at a price per share of $0.05 (the "Exercise Price"). Both the number of shares of Warrant Stock purchasable upon exercise of this Warrant and the Exercise Price are subject to adjustment as provided herein. This Warrant is issued pursuant to that certain Amendment to Loan Agreement and Modification of Note, dated as of the Effective Date (the "Agreement"), between the Company and the Holder. Unless defined otherwise herein, capitalized terms shall have the meaning set forth in the Agreement.

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

     "Fair Market Value" of a share of Warrant Stock as of a particular date shall mean:

          (a) If traded on a national securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the shares of the Warrant Stock of the Company on such exchange or market over the five (5) business days ending immediately prior to the applicable date of valuation;

          (b) If actively traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

          (c) If there is no active public market, the Fair Market Value shall be the value thereof, as agreed upon by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

     "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     "Registered Holder" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

     "SEC" shall mean the U.S. Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Warrant" shall include this Warrant and any warrant delivered in substitution or exchange for this Warrant as provided herein.

     "Warrant Stock" shall mean the Common Stock, $0.01 par value per share, of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.

2. EXERCISE OF WARRANT

     2.1 Payment. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as Exhibit 1 (the "Notice of Exercise"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering

          (a) this Warrant at the principal office of the Company, and

          (b) payment, (i) in cash (by check) or by wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or
     (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Warrant Stock being purchased upon such exercise by the then effective Exercise Price (the "Exercise Amount"), except that if Holder is subject to HSR Act Restrictions (as defined in Section 2.5 below), the Exercise Amount shall be paid to the Company within five (5) business days of the termination of all HSR Act Restrictions.

     2.2 Net Issue Exercise. In lieu of the payment methods set forth in Section 2.1(b) above, if the Fair Market Value of one share of Warrant Stock is greater than the Exercise Price (at the date of calculation set forth below), the Holder may elect to exchange all or some of the Warrant for shares of Warrant Stock equal to the value of the Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 2.2, the Holder shall tender to the Company, at the principal office of the Company, the Warrant for the amount being exchanged, along with a properly endorsed Notice of Exercise, and the Company shall issue to the Holder the number of shares of the Warrant Stock computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

Where: X = the number of shares of Warrant Stock to be issued to the Holder. Y = the number of shares of Warrant Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).
        A = the Fair Market Value of one share of the Warrant Stock.
        B = Exercise Price (as adjusted to the date of such calculation).

All references herein to an "exercise" of the Warrant shall include an exchange pursuant to this Section 2.2.

     2.3 "Easy Sale" Exercise. In lieu of the payment methods set forth in
Section 2.1(b) above, when permitted by law and applicable regulations (including the rules of Nasdaq and the National Association of Securities Dealers (the "NASD")), the Holder may pay the Exercise Amount through a "same day sale" commitment from the Holder (and if applicable a broker-dealer that is a member of the NASD (an "NASD Dealer")), whereby the Holder will irrevocably elect to exercise this Warrant and to sell at least that number of shares of Warrant Stock so purchased to pay the Exercise Amount (and up to all of the shares of Warrant Stock so purchased) and the Holder (or, if applicable, the NASD Dealer) commits upon sale (or, in the case of the NASD Dealer, upon receipt) of such shares of Warrant Stock to forward the Exercise Amount directly to the Company, with any sale proceeds in excess of the Exercise Amount being for the benefit of the Holder.

     2.4 Stock Certificates; Fractional Shares. As soon as practicable on or after the date of exercise of this Warrant under Section 2.1, 2.2 or 2.3 above, as applicable, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Warrant Stock as of the date of exercise of this Warrant. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

     2.5 HSR Act. The Company hereby acknowledges that exercise of this Warrant by the Holder may subject the Company and/or the Holder to the filing requirements of the HSR Act and that the Holder may be prevented from exercising this Warrant until the expiration or early termination of all waiting periods imposed by the HSR Act ("HSR Act Restrictions"). If on or before the Expiration Date, the Holder has sent the Notice of Exercise to Company and the Holder has not been able to complete the exercise of this Warrant prior to the Expiration Date because of HSR Act Restrictions, the Holder shall be entitled to complete the process of exercising this Warrant in accordance with the procedures contained herein notwithstanding the fact that completion of the exercise of this Warrant would take place after the Expiration Date.

     2.6 Partial Exercise; Effective Date of Exercise. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Warrant Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. However, if Holder is subject to HSR Act filing requirements this Warrant shall be deemed to have been exercised on the date immediately following the date of the expiration of all HSR Act Restrictions. The person entitled to receive the shares of Warrant Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares of Warrant Stock as of the close of business on the date the Holder is deemed to have exercised this Warrant.

     2.7 Limitation Upon Exercise. Subject to the prior written consent of the Company, which consent may not be unreasonably withheld or delayed, this Warrant may be exercisable prior to the Effective Date if such exercise, when aggregated with the exercise of Warrants issued at or about the same time this Warrant was issued, would not result in a change in control of the Company and, therefore, a loss of or impairment in the use of the Company's net operating loss and capital loss carryforwards (the "NOLs"). As used in this Section 2.7, the term "change in control" shall have the meaning set forth in the applicable code section of the Internal Revenue Code of 1986, as amended, relating to NOLs. When making the determination of whether to permit an early exercise of this Warrant, the Company's determination shall be made with a view toward preserving the Company's NOL and shall, at the time of such determination, take into account whether or not the NOL still has value to the Company and similarly situated holders of Warrants issued at or about the same time this

Warrant was issued. The Company hereby agrees to use its best efforts to treat all such similarly situated holders equitably for purposes of the determination required by this Section 2.7.

3. VALID ISSUANCE; TAXES. All shares of Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof.

4. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Exercise Price are subject to adjustment upon occurrence of the following events:

     4.1 Adjustment for Stock Splits, Stock Subdivisions or Combinations of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the shares of Warrant Stock, as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the number of shares of Warrant Stock issuable upon exercise of this Warrant shall be proportionately increased and the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision, and likewise, the number of shares of Warrant Stock issuable upon exercise of this Warrant shall be proportionately decreased and the Exercise Price proportionately increased in the case of a combination.

     4.2 Adjustment for Dividends or Distributions of Stock or Other Securities or Property. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Stock payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder on exercise of this Warrant at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Warrant Stock issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

     4.3 Reclassification. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4. No adjustment shall be made pursuant to this Section 4.3 upon any redemption of the Warrant Stock which is the subject of Section 4.5.

     4.4 Adjustment for Capital Reorganization, Merger or Consolidation. If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be (a) a reorganization (other than a combination, reclassification, exchange or subdivision of shares as otherwise provided for herein), (b) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger, or similar transaction, in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted into other property, whether in the form of securities, cash, or otherwise, and as a result of which the ownership of the Company shall change by fifty percent (50%) or more, or (c) a sale or transfer of all or substantially all of the Company's assets to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer (collectively, a "Change of Control"), this Warrant shall cease to represent the right to receive Warrant Shares and shall automatically represent the right to receive upon the exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property offered to the Company's holders of Warrant Stock in connection with such Change of Control that a holder of shares of Warrant Stock, deliverable upon exercise of this Warrant would have been entitled to receive in such Change of Control if this Warrant had been exercised immediately before such Change in Control, subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales, and transfers to the extent that this Warrant is assigned to or assumed by any successor corporation or entity, whether by operation of law or otherwise, and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares of Warrant Stock in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     4.5 Redemption or Termination of Warrant Stock. In case all or any portion of the authorized and outstanding shares of Warrant Stock of the Company are redeemed pursuant to the Company's Certificate of Incorporation or otherwise, or the Warrant Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Warrant Stock is so redeemed or ceases to exist (the "Warrant Stock Termination Date"), shall receive, subject to the terms of this Warrant, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Warrant Stock Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Warrant Stock received thereupon had been simultaneously converted immediately prior to the Warrant Stock Termination Date and the Exercise Price shall be appropriately adjusted, all subject to further adjustment as provided in this Warrant.

     4.6 Adjustment for Issuance of Additional Shares of Common. Upon issuance by the Company of Common Stock, or any right or option to acquire Common Stock or other stock convertible into Common Stock, or any obligation or any share of stock convertible into or exchangeable for Common Stock ("Additional Common Stock") for a price per share that is less than the Exercise Price in effect immediately prior to the time of such issuance or sale, then upon such issuance or sale the Exercise Price in effect immediately prior to such issuance and the number of shares of Warrant Stock for which the Warrant is exercisable will be adjusted as follows:

          (a) Adjustment to Exercise Price. The Exercise Price shall be adjusted to equal (i) the Exercise Price for which this Warrant is exercisable prior to the adjustment; (ii) multiplied by a fraction, (x) the numerator of which is the sum of the number of shares of Common Stock outstanding immediately prior to the issue or sale plus the number of shares of Common Stock which the aggregate consideration, if any, received by the Company upon the issue or sale of such Additional Common Stock would purchase at the then-current Exercise Price, and (y) the denominator of which is the number of shares of Common Stock outstanding immediately prior to the issue or sale plus the number of shares of Additional Common Stock issued.

          (b) Adjustment to Number of Shares of Common Stock for Which Warrant is Exercisable. The number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale, multiplied by a fraction, (i) the numerator of which is the Exercise Price in effect immediately prior to the issue or sale, and (ii) the denominator of which is the Exercise Price after giving effect to the adjustment set forth in Section 4.6(a) above.

5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Exercise Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Exercise Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

7. RESERVATION OF WARRANT STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Warrant Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Warrant Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock upon the exercise of this Warrant.

8. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred to any Registered Holder parent, subsidiary or affiliate of the Holder, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Warrant Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

9. RESTRICTIONS ON TRANSFER. The Company agrees that Holder may transfer some or all of this Warrant or Warrant Stock, as the case may be, to the following individuals: Nancy Cain, Tom Cain, Aaron Cain, Adam Cain, Anson Cain, Ashley Cain and Ray Rahman. Further transfers of such Warrants or Warrant Stock shall be subject to the following restrictions: absent an effective registration statement filed with the SEC under the Securities Act, covering the disposition or sale of this Warrant or the Warrant Stock issued or issuable upon exercise hereof, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all such Warrants or Warrant Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to Rule 144, promulgated under the Securities Act.

10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant or acquired upon conversion thereof shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as the Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares of Warrant Stock for an indefinite period; that the Holder understands that shares of Warrant Stock will not be registered under the Securities Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, previously granted to the Holder) and will be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act and that the exemption from registration under Rule 144 will not be available for at least one year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to Section 2.2, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of Warrant Stock may have affixed thereto a legend substantially in the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT.

11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

12. REGISTRATION RIGHTS. All shares of Warrant Stock issuable upon exercise of this Warrant shall be "Registrable Securities" or such other definition of securities entitled to registration rights pursuant to that certain Registration Rights Agreement, dated as of the Effective Date, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to holders of Registrable Securities thereunder.

13. NOTICES. All notices and other communications from the Company to the Holder shall be given in accordance with the Agreement.

14. TITLES AND HEADINGS. The titles, captions and headings of this Warrant are included for ease of reference only and will be disregarded in interpreting or construing this Warrant. Unless otherwise specifically stated, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Warrant.

15. LAW GOVERNING. This Warrant shall be governed in all respects by the laws of the State of Texas, without regard to principles of conflict of laws.

16. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Warrant Stock above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock upon exercise of this Warrant.

17. NOTICES OF RECORD DATE. In case: (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; (b) of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the capital stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; (c) of any voluntary dissolution, liquidation or winding-up of the Company; or (d) of any redemption or conversion of all outstanding Warrant Stock; then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such event or transaction is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Stock shall be entitled to exchange their shares of Warrant Stock for securities or other property deliverable upon such event or transaction. Such notice shall be delivered at least thirty (30) days prior to the date therein specified.

18. SEVERABILITY. If any paragraph, provision or clause of this Warrant shall be found or be held to be illegal, invalid or unenforceable, the remainder of this Warrant shall be valid and enforceable and the parties shall use good faith to negotiate a substitute, valid and enforceable provision that most nearly effects the parties' intent in entering into this Warrant.

19. COUNTERPARTS. This Warrant may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

20. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder of this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

21. SATURDAYS, SUNDAYS AND HOLIDAYS. If the Expiration Date falls on a Saturday, Sunday or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Effective Date.

EVANS SYSTEMS, INC.                      TOM CAIN



By:                                      By:
   -------------------------------          ----------------------------------
Name:                                    Name:
Title:                                   Title:



SIGNATURE PAGE TO WARRANT TO PURCHASE COMMON STOCK OF EVANS SYSTEMS, INC

                                    EXHIBIT 1
                               NOTICE OF EXERCISE
                    (To be executed upon exercise of Warrant)

EVANS SYSTEMS, INC                                           WARRANT NO. ___

The undersigned hereby irrevocably elects to exercise the right of purchase represented by this Warrant Certificate for, and to purchase thereunder, the securities of Evans Systems, Inc., as provided for therein, and (check the applicable box):

|_| Tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in same-day funds in the amount of $____________ for _________ such securities.

|_| Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities, according to the following calculation:

                  X = Y (A-B)      (       ) =  (____) [(_____) - (_____)]
                      -------                  ---------------------------
                         A                              (_____)

Where: X = the number of shares of Warrant Stock to be issued to Holder. Y = the number of shares of Warrant Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).
          A = the Fair Market Value of one share of the Warrant Stock.
          B = Exercise Price (as adjusted to the date of such calculation).

|_| Elects the Easy Sale Exercise option pursuant to Section 2.3 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:
         --------------------------------------------

Address:
        ------------------------------------

Signature:
          -------------------------------------------

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

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

                                    EXHIBIT 2
                                   ASSIGNMENT
          (To be executed only upon assignment of Warrant Certificate)


EVANS SYSTEMS, INC.                                   WARRANT NO. ___________

For value received, the undersigned hereby sells, assigns and transfers unto ___________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:


 Name(s) of Assignee(s)             Address              # of Warrants
---------------------------- ------------------------ ---------------------

---------------------------- ------------------------ ---------------------

---------------------------- ------------------------ ---------------------

---------------------------- ------------------------ ---------------------

---------------------------- ------------------------ ---------------------

---------------------------- ------------------------ ---------------------

And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.

Dated:
      ------------------------------

Signature:
          --------------------------

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.

                                       12